UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 3, 2006
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                             INSIGHTFUL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-020992                  04-2842217
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(State or other jurisdiction     (Commission File            (IRS Employer
      of incorporation)              Number)               Identification No.)


1700 Westlake Avenue North, Suite 500, Seattle, Washington         98109-3044
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      (206) 283-8802
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                                 Not Applicable
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         On August 3, 2006, Insightful Corporation issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01.  Financial Statements and Exhibits

         99.1 Press Release dated August 3, 2006, announcing Insightful Corporation's financial results for the quarter ended June 30, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INSIGHTFUL CORPORATION



                               By:        /s/ RICHARD P. BARBER
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                                          Richard P. Barber
                                          Chief Financial Officer & Secretary


Dated:  August 3, 2006

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                                 EXHIBIT INDEX

Exhibit Number     Description
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     99.1          Press Release of Insightful Corporation dated August 3, 2006.